Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
          I, Thomas R. Karges, Chief Financial Officer of A.S.V., Inc., certify that:
          1. I have reviewed this Quarterly Report on Form 10-Q of A.S.V., Inc.; and
          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 11, 2005	/s/ Thomas R. Karges

Thomas R. Karges
Chief Financial Officer